UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2012

STANDEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11 Keewaydin Drive, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Standex International Corporation

SECTION 1

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 9, 2012, Standex International Corporation through its wholly-owned subsidiaries, Standex International GmbH and Standex (Ireland) Limited. (together, the “Company”), entered into definitive agreements (together, the “Agreement”) with M-Invest GmbH and Meder Holding AG (together, “Meder”), to acquire all of the outstanding shares of Meder Electronic AG, and certain machinery and equipment assets of Meder Holding AG for an aggregate purchase price of Euro 33,001,500 million, on a cash-free, debt-free basis.  The acquisition was completed on July 10, 2012.  Meder designs, manufactures and distributes a broad offering of magnetic reed switch, reed relay and reed sensor products.  The purchase price is subject to a post-closing adjustment tied to the level of working capital of the business at the time of the closing as well as any adjustments required for certain financial debts of Meder.

The Agreements contain customary representations, warranties, indemnities and covenants for asset purchases and stock purchases respectively, made by both parties, and required, among other things, third party lender and customer consents, non-competition covenants from the principal owners, a three-year escrow equal to 15% of the aggregate purchase price to secure the warranties and indemnities, a comfort letter from Meder and a one-year employment agreement with the managing director and CEO of Meder.

SECTION  8

Item 8.01  -  OTHER EVENTS.

On July 10, 2012, the Company issued a Press Release announcing the simultaneous execution of the Agreement and consummation of the acquisition of Meder Electronic AG referenced in Item 1.01 above.  A copy of the Press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

 SECTION  9

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)

The following exhibit is provided as part of the information furnished under Item 8.01 of this Current Report on Form 8-K.

Exhibit No.

Description

99

Press Release of Standex International Corporation dated July 10, 2012

FORWARD-LOOKING STATEMENTS

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995 (the “Act”) that are intended to come within the safe harbor protection provided by the Act.  By their nature, all forward-looking statements involve risks and uncertainties, and actual outcomes may differ materially from those contemplated by the forward-looking statements.  Several factors that could materially affect the acquisition of the Meder Electronic business include variations from the Company’s estimates in the actual financial impact of the acquisition, including the condition of the Meder business after the sale, which may depend upon, among other things, general economic conditions, the cost and availability of raw materials and the degree of success in the integration of Meder with the Standex Electronics business of the Company.  Factors that could materially affect the Company’s actual results are identified in the note regarding forward-looking statements which is contained in the press release attached as Exhibit 99, as well as in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011 and subsequent periodic reports filed by the Company with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION

(Registrant)

/s/ Thomas DeByle
Thomas DeByle Chief Financial Officer

Date: July 10, 2012

Signing on behalf of the registrant and as principal financial officer